Exhibit 99.2

Flagstone Reinsurance Holdings, S.A.

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2010

Flagstone Reinsurance Holdings, S.A.
37 Val St. André, L-1128
Luxembourg
Grand Duchy of Luxembourg
Contact Information:
Brenton Slade
Chief Marketing Officer
+352 2 735 1515

Website Information:
www.flagstonere.com

This report is for informational purposes only.  It should be read in conjunction with
The documents that we file with the Securities and Exchange Commission (“SEC”)
pursuant to the Securities Act 1933 and the Securities Exchange Act of 1934.

Flagstone Reinsurance Holdings, S.A.
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Basis of Presentation

Cautionary Statement Regarding Forward-Looking Statements

Regulation G – Non-GAAP Financial Measures

I.  Financial Highlights

II.  Income Statements
a. Consolidated Statements of Income – Quarterly
b. Segment Reporting
c. Gross Premiums Written by Line of Business and Geographic Area of Risk

III. Consolidated Balance Sheets

IV.  Investment Portfolio Composition

V. Loss Reserve – Paid to Incurred Analysis

VI. Share Analysis
a. Capitalization
b. Earnings Per Common Share Information – As Reported
c. Basic and Diluted Book Value Per Common Share Analysis

VII. Mont Fort Consolidation
                a. Balance Sheet Consolidation
                b. Income Statement Consolidation

VII. Non-GAAP Financial Measure Reconciliation

Page(s) i ii iii 1 2 3 4 5 6 7 8 9 10 11 12 13

Flagstone Reinsurance Holdings, S.A.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for share, per share amounts and ratio information.

•
The debt to capitalization ratio is an indication of the leverage of the Company.  It is calculated by dividing the Company’s long term debt by the total capital.  Total capital represents the sum of Flagstone shareholders’ equity plus long term debt.

•	N/A - means not applicable.

•
In presenting the Company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.  However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable U.S. GAAP financial measures in accordance with Regulation G is included in this financial supplement.

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Flagstone Reinsurance Holdings, S.A.

Cautionary Statement Regarding Forward-Looking Statements:

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements”  within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”,  or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: market conditions affecting the Company’s common share price; the impact of the volatility in the financial markets, including the duration of the crisis and the effectiveness of governmental solutions; the weakening economy, including the impact on our customers’ businesses; fluctuations in interest rates; the effects of corporate bankruptcies on capital markets; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedents and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

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Flagstone Reinsurance Holdings, S.A.
REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.   However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

BASIC BOOK VALUE PER COMMON SHARE

Basic book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER COMMON SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share.  Diluted book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, performance share units and restricted share units.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti-dilutive and was excluded from the calculation of diluted book value per common share for all periods presented.

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY

Annualized net operating return on average Flagstone shareholders’ equity is defined as net operating income (net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items) divided by average Flagstone shareholders’ equity (the sum of opening and closing Flagstone shareholders’ equity divided by two). The result is then annualized (a statistical technique whereby figures covering a period of less than one year are extended to cover a 12 month period).

DILUTED NET OPERATING INCOME PER SHARE

Diluted net operating income per share is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items divided by diluted weighted average common shares outstanding.

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Flagstone Reinsurance Holdings, S.A.
FINANCIAL HIGHLIGHTS (Unaudited)

HIGHLIGHTS	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009

Gross premiums written	$369,611	$328,709	$769,813	$690,194
Net premiums written	$293,842	$268,967	$617,623	$554,783
Net premiums earned	$232,079	$186,976	$448,894	$359,811
Net investment income	$8,219	$10,646	$15,504	$8,893
Net income attributable to Flagstone	$13,269	$67,814	$44,773	$103,557
Net operating income (1)	$20,050	$57,900	$32,129	$89,209
Comprehensive income attributable to Flagstone	$11,688	$71,289	$39,995	$108,926
Cash flow from operating activities	$43,969	$55,960	$111,470	$129,105
Loss and loss adjustment expense reserves	$602,451	$453,490	$602,451	$453,490
Flagstone shareholders’ equity	$1,196,303	$1,094,779	$1,196,303	$1,094,779

PER COMMON SHARE AND COMMON SHARE DATA

Net income attributable to Flagstone per common share - Basic	$0.17	$0.80	$0.55	$1.22
Net income attributable to Flagstone per common share - Diluted	$0.17	$0.80	$0.55	$1.21
Diluted net operating income per common share (1)	$0.25	$0.68	$0.40	$1.05
Weighted average common shares outstanding - Basic	79,479,918	85,070,001	81,010,939	85,070,001
Weighted average common shares outstanding - Diluted	79,613,131	85,162,981	81,205,844	85,253,230
Basic book value per common share	$15.28	$12.87	$15.28	$12.87
Diluted book value per common share	$14.47	$12.42	$14.47	$12.42
Diluted book value per common share plus accumulated dividends	$14.95	$12.73	$14.95	$12.73
Dividends declared per common share	$0.04	$0.04	$0.08	$0.08

FINANCIAL RATIOS
Change in diluted book value per share (2)	1.9%	7.2%	4.0%	10.4%

Loss ratio	65.4%	30.8%	62.2%	37.3%
Acquisition cost ratio	19.6%	19.4%	19.7%	17.9%
General and administrative expense ratio	18.4%	18.5%	18.7%	19.1%
Combined ratio	103.4%	68.7%	100.6%	74.3%

INVESTMENT DATA
Total assets	$2,902,798	$2,654,398	$2,902,798	$2,654,398
Total cash and investments (3)	$1,962,674	$1,826,462	$1,962,674	$1,826,462

(1) Net operating income is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) – investments, net realized and unrealized gains (losses) – other, net foreign exchange losses (gains) and non-recurring items.

(2) Change in diluted book value per common share represents the increase (decrease) in diluted book value per common share in the period plus dividends declared.
(3) Cash and investments represents the total cash and cash equivalents, restricted cash, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net payable for investments purchased.

Flagstone Reinsurance Holdings, S.A.
CONSOLIDATED STATEMENTS OF INCOME – QUARTERLY (Unaudited)

	Three months ended					Six months ended		Year ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	June 30, 2010	June 30, 2009	December 31, 2009

REVENUES
Gross premiums written	$369,611	$400,202	$123,707	$174,590	$328,709	$769,813	$690,194	$988,491
Premiums ceded	(75,769)	(76,421)	(20,830)	(39,781)	(59,742)	(152,190)	(135,411)	(196,022)
Net premiums written	293,842	323,781	102,877	134,809	268,967	617,623	554,783	792,469
Change in net unearned premiums	(61,763)	(106,966)	100,250	60,708	(81,991)	(168,729)	(194,972)	(34,014)
Net premiums earned	232,079	216,815	203,127	195,517	186,976	448,894	359,811	758,455
Net investment income	8,219	7,285	8,859	10,779	10,646	15,504	8,893	28,531
Net realized and unrealized (losses) gains - investments	(12,671)	9,811	13,199	21,286	7,082	(2,860)	5,183	39,668
Net realized and unrealized (losses) gains - other	(1,966)	5,658	(20)	1,373	2,470	3,692	9,900	11,253
Other income	6,531	11,041	9,957	4,269	2,333	17,572	7,502	21,728
Total revenues	232,192	250,610	235,122	233,224	209,507	482,802	391,289	859,635

EXPENSES
Loss and loss adjustment expenses	151,863	127,379	68,775	80,175	57,641	279,242	134,235	283,185
Acquisition costs	45,584	42,837	37,007	35,224	36,203	88,421	64,240	136,471
General and administrative expenses	38,576	35,964	37,111	32,050	31,619	74,540	62,046	131,207
Stock based compensation expense	4,146	5,211	5,883	3,216	2,959	9,357	6,832	15,931
Interest expense	2,545	2,514	2,615	2,814	3,119	5,059	6,676	12,105
Net foreign exchange (gains) losses	(7,856)	(3,956)	106	2,390	(362)	(11,812)	735	3,231
Total expenses	234,858	209,949	151,497	155,869	131,179	444,807	274,764	582,130

(Loss) income before income taxes and interest in earnings of equity investments	(2,666)	40,661	83,625	77,355	78,328	37,995	116,525	277,505
Provision for income tax	(438)	(2,852)	(5,336)	(532)	(250)	(3,290)	456	(5,412)
Interest in earnings of equity investments	(283)	(259)	(308)	(370)	(300)	(542)	(678)	(1,356)
Net (loss) income	(3,387)	37,550	77,981	76,453	77,778	34,163	116,303	270,737
Less: Loss (income) attributable to noncontrolling interest	16,656	(6,046)	(6,476)	(9,323)	(9,964)	10,610	(12,746)	(28,545)
NET INCOME ATTRIBUTABLE TO FLAGSTONE	$13,269	$31,504	$71,505	$67,130	$67,814	$44,773	$103,557	$242,192

Net (loss) income	$(3,387)	$37,550	$77,981	$76,453	$77,778	$34,163	$116,303	$270,737
Change in currency translation adjustment	(1,184)	(3,697)	(10)	(4,656)	5,399	(4,881)	7,266	2,600
Change in defined benefit pension plan obligation	(397)	500	(23)	480	(145)	103	(321)	136
Comprehensive (loss) income	(4,968)	34,353	77,948	72,277	83,032	29,385	123,248	273,473
Less: Comprehensive loss (income) attributable to noncontrolling interest	16,656	(6,046)	(6,087)	(9,577)	(11,743)	10,610	(14,322)	(29,986)

COMPREHENSIVE INCOME ATTRIBUTABLE TO FLAGSTONE	$11,688	$28,307	$71,861	$62,700	$71,289	$39,995	$108,926	$243,487

KEY RATIOS

Loss ratio	65.4%	58.8%	33.9%	41.0%	30.8%	62.2%	37.3%	37.3%
Acquisition cost ratio	19.6%	19.8%	18.2%	18.0%	19.4%	19.7%	17.9%	18.0%
General and administrative expense ratio (1)	18.4%	19.0%	21.2%	18.0%	18.5%	18.7%	19.1%	19.4%
Combined ratio	103.4%	97.6%	73.3%	77.0%	68.7%	100.6%	74.3%	74.7%

PER COMMON SHARE DATA
Weighted average common shares outstanding - Basic	79,479,918	82,558,971	83,071,505	84,004,784	85,070,001	81,010,939	85,070,001	84,279,777
Weighted average common shares outstanding - Diluted (2)	79,613,131	82,741,580	83,294,463	84,176,602	85,162,981	81,205,844	85,253,230	84,503,792

Net income attributable to Flagstone per common share - Basic	$0.17	$0.38	$0.86	$0.80	$0.80	$0.55	$1.22	$2.87
Net income attributable to Flagstone per common share - Diluted	$0.17	$0.38	$0.86	$0.80	$0.80	$0.55	$1.21	$2.87

(1) The general and administrative expense ratio is inclusive of general and administrative expenses and stock based compensation expense.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

Flagstone Reinsurance Holdings, S.A.
SEGMENT REPORTING (Unaudited)

	Three months ended June 30, 2010					Three months ended June 30, 2009
	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total

Gross premiums written	$295,702	$60,773	$23,316	$(10,180)	$369,611	$279,464	$36,614	$25,088	$(12,457)	$328,709
Premiums ceded	(39,975)	(7,484)	(38,490)	10,180	(75,769)	(28,860)	(6,375)	(37,019)	12,512	(59,742)
Net premiums written	255,727	53,289	(15,174)	-	293,842	250,604	(30,239)	(11,931)	55	268,967
Net premiums earned	$191,654	$37,610	$2,815	$-	$232,079	$172,082	$13,761	$1,038	$95	$186,976
Other related income	2,495	1,487	5,539	(3,691)	5,830	1,477	413	5,082	(3,660)	3,312
Loss and loss adjustment expenses	(112,435)	(39,179)	(249)	-	(151,863)	(48,915)	(7,988)	(676)	(62)	(57,641)
Acquisition costs	(36,492)	(8,394)	(4,389)	3,691	(45,584)	(33,520)	(2,847)	(3,475)	3,639	(36,203)
General and administrative expenses (2)	(34,048)	(6,615)	(2,059)	-	(42,722)	(28,849)	(3,463)	(2,266)	-	(34,578)
Underwriting income (loss)	$11,174	$(15,091)	$1,657	$-	$(2,260)	$62,275	$(124)	$(297)	$12	$61,866
Loss ratio (3)	58.7%	104.2%	3.0%		65.4%	28.4%	58.1%	11.0%		30.8%
Acquisition cost ratio (3)	19.0%	22.3%	52.5%		19.6%	19.5%	20.7%	56.8%		19.4%
General and administrative expense ratio (3)	17.8%	17.6%	24.6%		18.4%	16.8%	25.2%	37.0%		18.5%
Combined ratio (3)	95.5%	144.1%	80.1%		103.4%	64.7%	104.0%	104.8%		68.7%
Total assets	$2,554,314	$251,245	$97,239		$2,902,798	$2,450,691	$93,387	$110,319		$2,654,398

	Six months ended June 30, 2010					Six months ended June 30, 2009
	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total

Gross premiums written	$638,394	$112,962	$41,078	$(22,621)	$769,813	$583,258	$85,593	$41,810	$(20,467)	$690,194
Premiums ceded	(106,830)	(19,089)	(48,892)	22,621	(152,190)	(96,495)	(11,524)	(47,914)	20,522	(135,411)
Net premiums written	531,564	93,873	(7,814)	-	617,623	486,763	74,069	(6,104)	55	554,783
Net premiums earned	$370,625	$73,298	$4,971	$-	$448,894	$338,678	$20,204	$876	$53	$359,811
Other related income	2,965	10,131	11,145	(7,575)	16,666	2,504	2,433	10,688	(7,283)	8,342
Loss and loss adjustment expenses	(209,993)	(68,607)	(642)	-	(279,242)	(120,145)	(13,319)	(771)	-	(134,235)
Acquisition costs	(70,227)	(17,388)	(8,381)	7,575	(88,421)	(60,895)	(3,884)	(6,744)	7,283	(64,240)
General and administrative expenses (2)	(68,105)	(11,557)	(4,235)	-	(83,897)	(56,892)	(7,297)	(4,689)	-	(68,878)
Underwriting income (loss)	$25,265	$(14,123)	$2,858	$-	$14,000	$103,250	$(1,863)	$(640)	$53	$100,800
Loss ratio (3)	56.7%	93.6%	4.0%		62.2%	35.5%	65.9%	6.7%		37.3%
Acquisition cost ratio (3)	18.9%	23.7%	52.0%		19.7%	18.0%	19.2%	58.3%		17.9%
General and administrative expense ratio (3)	18.4%	15.8%	26.3%		18.7%	16.8%	36.1%	40.5%		19.1%
Combined ratio (3)	94.0%	133.1%	82.3%		100.6%	70.3%	121.2%	105.5%		74.3%
Total assets	$2,554,314	$251,245	$97,239		$2,902,798	$2,450,691	$93,387	$110,319		$2,654,398

(1) Inter segment eliminations relate to Flagstone Suisse quota share arrangements with Island Heritage and Lloyd's.
(2) General and administrative expenses includes stock based compensation expense.
(3) For Island Heritage segment all ratios calculated using expenses divided by net premiums earned plus other related income.

Flagstone Reinsurance Holdings, S.A.
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Three months ended June 30,
	2010		2009
	Gross premiums written	Percentage of total	Gross premiums written (5)	Percentage of total
Line of Business
Reinsurance and Lloyd's (1)
Property catastrophe	$191,739	51.9%	$182,311	55.5%
Property	86,980	23.5%	56,642	17.2%
Short-tail specialty and casualty	67,576	18.3%	64,668	19.7%
Island Heritage
Insurance	23,316	6.3%	25,088	7.6%
Total	$369,611	100.0%	$328,709	100.0%

	Six months ended June 30,
	2010		2009
	Gross premiums written	Percentage of total	Gross premiums written (5)	Percentage of total
Line of Business
Reinsurance and Lloyd's (1)
Property catastrophe	$399,995	52.0%	$383,051	55.5%
Property	158,570	20.6%	108,503	15.7%
Short-tail specialty and casualty	170,170	22.1%	156,830	22.7%
Island Heritage
Insurance	41,078	5.3%	41,810	6.1%
Total	$769,813	100.0%	$690,194	100.0%

	Three months ended June 30,
	2010		2009
	Gross premiums written	Percentage of total	Gross premiums written (5)	Percentage of total
Geographic area of risk insured(2)
Caribbean(3)	$27,662	7.5%	$27,700	8.4%
Europe	21,613	5.9%	14,804	4.5%
Japan and Australasia	25,494	6.9%	26,465	8.1%
North America	214,433	58.0%	192,015	58.4%
Worldwide risks(4)	60,299	16.3%	51,049	15.5%
Other	20,110	5.4%	16,676	5.1%
Total	$369,611	100.0%	$328,709	100.0%

	Six months ended June 30,
	2010		2009
	Gross premiums written	Percentage of total	Gross premiums written (5)	Percentage of total
Geographic area of risk insured(2)
Caribbean(3)	$49,773	6.5%	$48,789	7.1%
Europe	98,695	12.8%	85,432	12.4%
Japan and Australasia	45,501	5.9%	38,383	5.6%
North America	353,520	45.9%	317,751	46.0%
Worldwide risks(4)	179,320	23.3%	162,196	23.5%
Other	43,004	5.6%	37,643	5.4%
Total	$769,813	100.0%	$690,194	100.0%

(1) Gross premiums written relating to the Lloyd’s segment are primarily included in short-tail specialty and casualty and property.
(2) Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(3) Gross premiums written relating to the Island Heritage segment are included in the Caribbean geographic area.
(4) This geographic area includes contracts that cover risks in two or more geographic zones.
(5) Gross premiums written in 2009 have been reclassified to conform to current year presentation.

Flagstone Reinsurance Holdings, S.A.
CONSOLIDATED BALANCE SHEETS (Unaudited)

	As at
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,423,573	$1,199,577	$1,228,561	$1,250,939	$1,077,479
Short term investments, at fair value	30,320	310,061	232,434	202,711	229,837
Other investments	98,200	56,607	46,224	49,756	56,934
Total investments	1,552,093	1,566,245	1,507,219	1,503,406	1,364,250

Cash and cash equivalents	370,588	412,441	352,185	334,730	378,232
Restricted cash	24,742	24,293	85,916	52,370	79,561
Premium balances receivable	502,476	386,831	278,956	376,584	453,668
Unearned premiums ceded	120,555	83,125	52,690	80,907	85,563
Reinsurance recoverable	22,589	22,213	19,270	15,996	16,810
Accrued interest receivable	13,723	9,475	11,223	9,318	9,554
Receivable for investments sold	19,443	41,104	5,160	27,410	11,114
Deferred acquisition costs	78,582	66,057	54,637	67,088	70,484
Funds withheld	27,709	23,934	22,168	21,890	18,676
Goodwill	16,246	16,295	16,533	16,496	16,541
Intangible assets	31,756	33,528	35,790	35,666	36,850
Other assets	122,296	131,878	125,021	102,006	113,095
Total assets	$2,902,798	$2,817,419	$2,566,768	$2,643,867	$2,654,398

LIABILITIES
Loss and loss adjustment expense reserves	$602,451	$540,528	$480,660	$471,954	$453,490
Unearned premiums	557,207	466,022	330,416	459,087	522,681
Insurance and reinsurance balances payable	101,523	72,883	62,864	65,974	46,214
Payable for investments purchased	17,915	68,520	11,457	37,944	16,249
Long term debt	249,647	251,309	252,402	252,774	251,987
Other liabilites	69,959	49,710	63,155	60,173	57,220
Total liabilities	1,598,702	1,448,972	1,200,954	1,347,906	1,347,841

EQUITY
Common voting shares	850	850	850	849	849
Common shares held in treasury, at cost	(70)	(50)	(20)	(20)	-
Additional paid-in capital	845,039	864,708	892,817	887,829	904,228
Accumulated other comprehensive loss	(11,754)	(10,173)	(6,976)	(7,332)	(2,902)
Retained earnings	362,238	352,266	324,347	256,289	192,604
Total Flagstone shareholders' equity	1,196,303	1,207,601	1,211,018	1,137,615	1,094,779
Noncontrolling interest in subsidiaries (1)	107,793	160,846	154,796	158,346	211,778
Total equity	1,304,096	1,368,447	1,365,814	1,295,961	1,306,557
Total liabilities and equity	$2,902,798	$2,817,419	$2,566,768	$2,643,867	$2,654,398

Basic book value per common share	$15.28	$15.04	$14.56	$13.69	$12.87
Diluted book value per common share	$14.47	$14.25	$13.97	$13.20	$12.42
Debt to total capitalization (2)	17.3%	17.2%	17.2%	18.2%	18.7%

(1) Noncontrolling interest in subsidiaries includes Mont Fort Re (see Pages 11 and 12 for additional information), Island Heritage, Flagstone Reinsurance Africa ($nil as of December 31, 2009) and IAL King Air Limited (with effect from October 1, 2009).

(2) Comprises long term debt divided by the sum of long term debt plus Flagstone shareholders' equity.

Flagstone Reinsurance Holdings, S.A.
INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	As at
TYPE OF INVESTMENT	June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009
U.S. government and agency securities	$265,010	17.1%	$427,731	27.3%	$431,715	28.6%	$504,142	33.5%	$435,765	32.0%
Corporates	580,712	37.4%	469,900	30.0%	519,242	34.5%	488,780	32.5%	426,041	31.2%
U.S. states and political subdivisions	1,617	0.1%	2,206	0.1%	1,903	0.1%	1,968	0.1%	369	0.0%
Other foreign governments	255,975	16.5%	58,296	3.7%	114,427	7.6%	112,171	7.5%	99,846	7.3%
Mortgage-backed securities	161,830	10.4%	179,296	11.5%	112,067	7.4%	106,631	7.1%	95,096	7.0%
Asset-backed securities	158,429	10.2%	62,148	4.0%	49,207	3.3%	37,247	2.5%	20,362	1.5%
Total fixed maturities	1,423,573	91.7%	1,199,577	76.6%	1,228,561	81.5%	1,250,939	83.2%	1,077,479	79.0%
Short term investments	30,320	2.0%	310,061	19.8%	232,434	15.4%	202,711	13.5%	229,837	16.8%
Total	1,453,893	93.7%	1,509,638	96.4%	1,460,995	96.9%	1,453,650	96.7%	1,307,316	95.8%
Other investments	98,200	6.3%	56,607	3.6%	46,224	3.1%	49,756	3.3%	56,934	4.2%
Total	$1,552,093	100.0%	$1,566,245	100.0%	$1,507,219	100.0%	$1,503,406	100.0%	$1,364,250	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$912,586	62.7%	$1,171,384	77.6%	$1,043,223	71.4%	$1,046,725	72.0%	$968,804	74.1%
AA	182,548	12.6%	91,165	6.0%	111,300	7.6%	89,281	6.2%	84,993	6.5%
A	245,897	16.9%	168,916	11.2%	214,214	14.7%	216,442	14.9%	176,485	13.5%
BBB	112,862	7.8%	78,173	5.2%	91,723	6.3%	99,450	6.8%	76,102	5.8%
Below investment grade	-	0.0%	-	0.0%	535	0.0%	1,752	0.1%	932	0.1%
Total	$1,453,893	100.0%	$1,509,638	100.0%	$1,460,995	100.0%	$1,453,650	100.0%	$1,307,316	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$60,357	4.2%	$424,133	28.0%	$312,253	21.4%	$286,503	19.6%	$286,690	21.8%
From one to five years	800,159	55.0%	581,532	38.5%	588,707	40.3%	740,212	50.9%	656,081	50.2%
From five to ten years	187,742	12.9%	222,979	14.8%	324,095	22.2%	209,992	14.4%	186,571	14.3%
Above ten years	84,420	5.8%	38,575	2.6%	72,753	5.0%	73,065	5.1%	62,516	4.9%
Asset-backed and mortgage-backed securities	321,215	22.1%	242,419	16.1%	163,187	11.1%	143,878	10.0%	115,458	8.8%
Total	$1,453,893	100.0%	$1,509,638	100.0%	$1,460,995	100.0%	$1,453,650	100.0%	$1,307,316	100.0%

Average credit quality	AA+		AA+		AA+		AA+		AA+

OTHER INVESTMENTS
Investment funds	$22,818		$5,734		$5,486		$5,113		$5,316
Catastrophe bonds	71,422		46,600		36,128		18,219		43,221
Equity securities	182		212		290		21,796		3,400
Other investment	3,778		4,061		4,320		4,628		4,997
Total	$98,200		$56,607		$46,224		$49,756		$56,934

Flagstone Reinsurance Holdings, S.A.
RESERVE FOR LOSSES AND LOSS EXPENSES:
PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended June 30, 2010			Three months ended March 31, 2010			Three months ended December 31, 2009
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$540,528	$(22,213)	$518,315	$480,660	$(19,270)	$461,390	$471,954	$(15,996)	$455,958

Incurred	154,838	(2,975)	151,863	134,801	(7,422)	127,379	74,261	(5,486)	68,775

Other (1)	(10,511)	1,018	(9,493)	(5,041)	2,101	(2,940)	316	4,826	5,142

Paid	(82,404)	1,581	(80,823)	(69,892)	2,378	(67,514)	(65,871)	(2,614)	(68,485)

End of period	$602,451	$(22,589)	$579,862	$540,528	$(22,213)	$518,315	$480,660	$(19,270)	$461,390

Paid to incurred percentage	53.2%	53.1%	53.2%	51.8%	32.0%	53.0%	88.7%	(47.6)%	99.6%

	Three months ended September 30, 2009			Three months ended June 30, 2009
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$453,490	$(16,810)	$436,680	$429,802	$(11,582)	$418,220

Incurred	82,434	(2,259)	80,175	59,805	(2,164)	57,641

Other (1)	4,634	1,753	6,387	18,577	(15,325)	3,252

Paid	(68,604)	1,320	(67,284)	(54,694)	12,261	(42,433)

End of period	$471,954	$(15,996)	$455,958	$453,490	$(16,810)	$436,680

Paid to incurred percentage	83.2%	58.4%	83.9%	91.5%	566.6%	73.6%

(1) This amount represents the movement in reserves as a result of foreign exchange movements.

Flagstone Reinsurance Holdings, S.A.
CAPITALIZATION (Unaudited)

	As at
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009

Long term debt	$249,647	$251,309	$252,402	$252,774	$251,987
Flagstone shareholders’ equity	1,196,303	1,207,601	1,211,018	1,137,615	1,094,779

Total capitalization	$1,445,950	$1,458,910	$1,463,420	$1,390,389	$1,346,766

Leverage ratio:
Debt to total capitalization	17.3%	17.2%	17.2%	18.2%	18.7%

		June 30, 2010		June 30, 2009
		Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)		$25,000	$25,000	$25,000	$25,000
Junior Subordinated Deferrable Interest Notes (b)		$100,000	$88,750	$100,000	$88,750
Deferrable Interest Debentures (c)		$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)		€13,000	€13,000	€13,000	€13,000
Letter of credit facility (e)		$450,000	$365,089	$450,000	$285,700
Letter of credit facility (f)		$200,000	$32,306	$200,000	$-
Letter of credit facility (g)		$-	$-	$50,000	$-

Notes:
(a) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly. The notes mature on September 15, 2037, and may be called at par by the Issuer at any time after September 15, 2012.

(b) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly. The notes mature on July 30, 2037, and may be called at par by the Issuer at any time after July 30, 2012.

(c) The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036, and may be called at par by the Issuer at any time after September 15, 2011.

(d) The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(e) On April 28, 2010, Flagstone Suisse and Flagstone Capital Management Luxembourg SICAF – FIS entered into a secured $450.0 million standby letter of credit facilty with Citibank Europe Plc. The drawn amount of the facility at June 30, 2010, was secured by $408.4 million of fixed maturity securities from the Company's investment portfolio. This replaces a $450 million facility with Citibank previously in place with Flagstone Suisse.

(f) On March 5, 2009, Flagstone Suisse entered into a secured $200.0 million secured committed letter of credit facility with Barclays Bank Plc. The drawn amount of the facillity at June 31, 2010, was secured by $36.0 million of fixed maturity securities from the Company's investment portfolio.

(g) On June 5, 2009, Flagstone Suisse entered into a secured $50.0 million standby letter of credit facility with BNP Paribas. The BNP Facility had an initial term of one year and the Company decided to let the facility expire as per the terms of the agreement effective June 4, 2010.

Flagstone Reinsurance Holdings, S.A.
EARNINGS PER COMMON SHARE INFORMATION – AS REPORTED, GAAP (Unaudited)

	Three months ended June 30,		Six months ended June 30,		Year ended
	2010	2009	2010	2009	December 31, 2009

Net income attributable to Flagstone	$13,269	$67,814	$44,773	$103,557	$242,192

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding - Basic (1)	79,479,918	85,070,001	81,010,939	85,070,001	84,279,777

Dilutive share equivalents:
Weighted average unvested restricted share units (2)	133,213	92,980	194,905	183,229	224,015
Weighted average common shares outstanding - Diluted	79,613,131	85,162,981	81,205,844	85,253,230	84,503,792

EARNINGS PER COMMON SHARE
Basic	$0.17	$0.80	$0.55	$1.22	$2.87
Diluted	$0.17	$0.80	$0.55	$1.21	$2.87

(1) Includes weighted average vested restricted share units.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

Flagstone Reinsurance Holdings, S.A.
NON-GAAP FINANCIAL MEASURES RECONCILATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009

DILUTIVE COMMON SHARES AS IF OUTSTANDING

Flagstone shareholders’ equity	$1,196,303	$1,207,601	$1,211,018	$1,137,615	$1,094,779

Cumulative dividends declared	37,444	35,200	34,409	30,964	27,519

Common shares outstanding	78,009,113	80,001,073	82,985,219	82,864,844	84,864,844
add in:
vested restricted share units	262,013	270,053	205,157	205,157	205,157
Total common shares and common share equivalents outstanding	78,271,126	80,271,126	83,190,376	83,070,001	85,070,001

Basic book value per common share	$15.28	$15.04	$14.56	$13.69	$12.87

Basic book value per common share plus accumulated dividends (2)	$15.76	$15.48	$14.97	$14.07	$13.19

Diluted book value on an "as if converted basis"
Flagstone shareholders' equity	$1,196,303	$1,207,601	$1,211,018	$1,137,615	$1,094,779
add in:
proceeds on exercise of warrant (1)	-	-	-	-	-
Adjusted Flagstone shareholders' equity	$1,196,303	$1,207,601	$1,211,018	$1,137,615	$1,094,779

Cumulative dividends declared	$37,444	$35,200	$34,409	$30,964	$27,519

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	78,271,126	80,271,126	83,190,376	83,070,001	85,070,001
add in:
vesting of performance share units	4,095,175	4,130,213	3,305,713	2,813,585	2,786,585
vesting of restricted share units	303,910	319,960	168,000	328,096	299,660
Diluted common shares outstanding	82,670,211	84,721,299	86,664,089	86,211,682	88,156,246

Diluted book value per common share	$14.47	$14.25	$13.97	$13.20	$12.42

Diluted book value per common share plus accumulated dividends (2)	$14.95	$14.67	$14.37	$13.55	$12.73

Change in diluted book value per common share: Quarter	1.5%	2.0%	5.9%	6.3%	7.0%
Change in diluted book value per common share adjusted for dividends (3): Quarter	1.9%	2.1%	6.0%	6.5%	7.2%
Change in diluted book value per common share adjusted for dividends (3): Rolling 12 months	17.4%	23.5%	24.6%	5.7%	(13.3)%
Annualized change in diluted book value per common share adjusted for dividends since inception	9.7%	9.8%	9.9%	8.9%	7.6%

(1) Diluted book value per common share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(2) Basic and diluted book value per common share plus accumulated dividends is calculated by dividing the sum of Flagstone shareholders' equity and cumulative dividends declared by diluted common shares outstanding.

(3) Change in diluted book value per common share adjusted for dividends is the internal rate of return of the increase in diluted book value per common share in the period plus dividends declared.

Flagstone Reinsurance Holdings, S.A.
SUMMARY CONSOLIDATING BALANCE SHEET – MONT FORT (Unaudited)

	As at June 30, 2010
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/Elimination	Flagstone Consolidated
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,380,550	$43,023	$-	$1,423,573
Short term investments, at fair value	28,704	1,616	-	30,320
Other investments	99,749	-	(1,549)	98,200
Total investments	1,509,003	44,639	(1,549)	1,552,093

Cash and cash equivalents	316,958	53,630	-	370,588
Restricted cash	24,742	-	-	24,742
Premium balances receivable	504,878	8,949	(11,351)	502,476
Unearned premiums ceded	118,944	1,611	-	120,555
Reinsurance recoverable	22,589	-	-	22,589
Accrued interest receivable	13,534	189	-	13,723
Receivable for investments sold	19,407	36	-	19,443
Deferred acquisition costs	78,512	70	-	78,582
Funds withheld	27,709	-	-	27,709
Goodwill, intangibles and other assets	170,216	82	-	170,298
Due from related parties	376	(376)	-	-
TOTAL ASSETS	$2,806,868	$108,830	$(12,900)	$2,902,798

LIABILITIES
Loss and loss adjustment expense reserves	$602,451	$-	$-	$602,451
Unearned premiums	555,060	2,147	-	557,207
Insurance and reinsurance balance payable	100,507	12,363	(11,347)	101,523
Payable for investments purchased	17,465	450	-	17,915
Long term debt	249,647	-	-	249,647
Other liabilites	69,898	61	-	69,959
TOTAL LIABILITIES	1,595,028	15,021	(11,347)	1,598,702

EQUITY
Common voting shares	850	1,400	(1,400)	850
Common shares held in treasury	(70)	-	-	(70)
Additional paid-in capital	845,039	60,781	(60,781)	845,039
Accumulated other comprehensive loss	(11,754)	-	-	(11,754)
Retained earnings	362,208	31,628	(31,598)	362,238
TOTAL FLAGSTONE SHAREHOLDERS' EQUITY	1,196,273	93,809	(93,779)	1,196,303

Noncontrolling Interest in Subsidiaries	15,567	-	92,226	107,793
TOTAL EQUITY	1,211,840	93,809	(1,553)	1,304,096
TOTAL LIABILITIES AND EQUITY	$2,806,868	$108,830	$(12,900)	$2,902,798

Flagstone Reinsurance Holdings, S.A.
SUMMARY CONSOLIDATING INCOME STATEMENTS – MONT FORT (Unaudited)

	Three months ended June 30, 2010				Six months ended June 30, 2010
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated

REVENUES
Gross premiums written	$367,713	$8,259	$(6,361)	$369,611	$767,915	$12,915	$(11,017)	$769,813
Premiums ceded	(79,574)	(2,545)	6,350	(75,769)	(160,651)	(2,545)	11,006	(152,190)
Net premiums written	288,139	5,714	(11)	293,842	607,264	10,370	(11)	617,623
Change in net unearned premiums	(59,267)	(2,509)	13	(61,763)	(167,260)	(1,482)	$13	(168,729)
Net premiums earned	228,872	3,205	2	232,079	440,004	8,888	$2	448,894
Net investment income	8,005	214	-	8,219	14,961	543	-	15,504
Net realized and unrealized (losses) gains - investments	(13,393)	722	-	(12,671)	(4,419)	1,559	-	(2,860)
Net realized and unrealized (losses) gains - other	(2,423)	457	-	(1,966)	2,783	909	-	3,692
Other income	5,590	1,204	(263)	6,531	18,040	85	(553)	17,572
Total revenues	226,651	5,802	(261)	232,192	471,369	11,984	(551)	482,802

EXPENSES
Loss and loss adjustment expenses	129,615	22,248	-	151,863	256,994	22,248	-	279,242
Acquisition costs	45,110	737	(263)	45,584	87,623	1,351	(553)	88,421
General and administrative expenses	42,714	8	-	42,722	83,838	59	-	83,897
Interest expense	2,545	-	-	2,545	5,059	-	-	5,059
Net foreign exchange (gains) losses	(7,873)	11	6	(7,856)	(11,829)	11	$6	(11,812)
Total expenses	212,111	23,004	(257)	234,858	421,685	23,669	(547)	444,807

Income (loss) before income taxes and interest in earnings of equity
investments	14,540	(17,202)	(4)	(2,666)	49,684	(11,685)	(4)	37,995
Provision for income tax	(438)	-	-	(438)	(3,290)	-	-	(3,290)
Interest in earnings of equity investments	(283)	-	-	(283)	(542)	-	-	(542)
Net income (loss)	13,819	(17,202)	(4)	(3,387)	45,852	(11,685)	(4)	34,163
Less: (Income) loss attributable to noncontrolling interest	(580)	-	17,236	16,656	(1,109)	-	11,719	10,610
NET INCOME ATTRIBUTABLE TO FLAGSTONE	$13,239	$(17,202)	$17,232	$13,269	$44,743	$(11,685)	$11,715	$44,773

Income (loss) before noncontrolling interest	$13,819	$(17,202)	(4)	$(3,387)	$45,852	$(11,685)	(4)	$34,163
Change in currency translation adjustment	(1,184)	-	-	(1,184)	(4,881)	-	-	(4,881)
Change in defined benefit pension plan obligation	(397)	-	-	(397)	103	-	-	103
Comprehensive income (loss)	12,238	(17,202)	(4)	(4,968)	41,074	(11,685)	(4)	29,385
Less: Comprehensive (income) loss attributable to noncontrolling interest	(580)	-	17,236	$16,656	(1,109)	-	11,719	10,610
COMPREHENSIVE INCOME ATTRIBUTABLE TO FLAGSTONE	$11,658	$(17,202)	$17,232	$11,688	$39,965	$(11,685)	$11,715	$39,995

KEY RATIOS

Loss ratio	56.6%			65.4%	58.4%			62.2%
Acquisition cost ratio	19.7%			19.6%	19.9%			19.7%
General and administrative expense ratio	18.7%			18.4%	19.1%			18.7%
Combined ratio	95.0%			103.4%	97.4%			100.6%

Flagstone Reinsurance Holdings, S.A.
NON-GAAP FINANCIAL MEASURE RECONCILIATION (Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009

Net income attributable to Flagstone	$13,269	$67,814	$44,773	$103,557

ADJUSTMENTS FOR:
Net realized and unrealized losses (gains) - investments	12,671	(7,082)	2,860	(5,183)
Net realized and unrealized losses (gains) - other	1,966	(2,470)	(3,692)	(9,900)
Net foreign exchange (gains) losses	(7,856)	(362)	(11,812)	735

NET OPERATING INCOME	$20,050	$57,900	$32,129	$89,209

AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	$1,201,952	$1,059,451	$1,203,661	$1,040,396

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	6.7%	21.9%	5.3%	17.1%